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Microfilm Number  9761-1259    Filed with the Department of State on JUL 07 1997
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Entity Number   1007552         /s/          [Illegible]
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                                       Secretary of the Commonwealth

            ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                            DSCB.15-1915 (Rev 50)

    In compliance with the requirements of 15 Pa.C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that

1.  The name of the corporation is:  First Republic Bancorp, Inc.
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2.  The (a) address of this corporation's current registered office in this
    Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

    (a)  1513 Walnut Street      Philadelphia     PA     19102    Philadelphia
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         Number and Street            City      State     Zip         County

    (b)  c/o:
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               Name of Commercial Registered Office Provider          County

    For a corporation represented by a commerical registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.  The statute by or other which it was incorporated is:  PA Business
    Corporation Law                                       ----------------------
    ---------------------

4.  The date of its incorporation is:  November 16, 1987
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5.  (Check, and if appropriate complete, one of the following):

    / / The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

    /X/ The amendment shall be effective on: July 15, 1997  at  12:00 Noon
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                                                 Date              Hour

6.  (Check one of the following):

    / / The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. Section 1914(a) and (b).

    /X/ The amendment was adopted by the board of directors pursuant to 15
        Pa.C.S. Section 1914(c).

7.  (Check, and if appropriate complete, one of the following):

    / / The amendment adopted by the corporation, set forth in full, is as follows:
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    /X/ The amendment adopted by the corporation is set forth in full in
        Exhibit A attached hereto and made a part hereof.

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8.  (Check if the amendment restates the Articles):

    / / The restated Articles of Incorporation supersede the original
        Articles and all amendments thereto.

    IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 3rd day of July, 1997.
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                                       FIRST REPUBLIC BANCORP, INC.
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                                                  (Name of Corporation)

                                       BY:  /s/ Rolf A. Stensrud
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                                                        (Signature)
                                            Rolf A. Stensrud

                                       TITLE:  President
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                                    Exhibit A
                                       to
                              Articles of Amendment
                                       of
                          First Republic Bancorp, Inc.

     7. Articles 1 and 2 of the Articles of Incorporation of the Corporation are amended so as to read in their entirety as follows:

          1. The name of the Corporation is: Republic First Bancorp, Inc.

          2. The address of the Corporation's current registered address is:
             1608 Walnut Street, Suite 1000, Philadelphia, PA 19103, County of Philadelphia.